SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934


Check the appropriate box:
      / /   Preliminary Information Statement
      /X/   Definitive Information Statement

                           AUTO-Q INTERNATIONAL, INC.
                  (Name of Registrant As Specified In Charter)

                                 Not Applicable
  (Name of Person(s) Filing the Information Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
      /X/   No fee required.
      / /   Fee computed on table below per Exchange Act Rules 14c-5(g) and
            0-11.

      1)    Title of each class of securities to which transaction applies:

            Common Stock, par value $0.001 per share

      2)    Aggregate number of securities to which transaction applies:

            158,327,663 shares of Common Stock

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4)    Proposed maximum aggregate value of transaction:

/_/   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                           AUTO-Q INTERNATIONAL, INC.
                           9974 Huntington Park Drive
                            Strongsville, Ohio 44136
                                  (440)759-7470

                    Notice of Written Consent of Stockholders
                                 April 11, 2005

Stockholders of AUTO-Q INTERNATIONAL, INC.:

      This Information Statement is circulated to advise the stockholders of action already approved by written consent of the stockholders who collectively hold a majority of the voting power of our capital stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

      The actions to be effective twenty days after the mailing of this Information Statement are as follows:

      1. effect a 1-for-200 reverse stock split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock. There will not be a reduction in authorized shares.

      2.    Appoint Gary Stewart and Nori Kaniyama to the board of directors.

      3. Effect an amendment of the Company's Articles of Incorporation changing the name of the Company from "Auto-Q International, Inc." to "Entertainment Is Us, Inc."

      Attached hereto for your review is an Information Statement relating to the above-described actions.

                                    By Order of the Board of Directors,

                                    /s/ Dr. David F. Hostelley

                                    Dr. David F. Hostelley, Director

April 11, 2005
Strongsville, Ohio

                           AUTO-Q INTERNATIONAL, INC.

                              INFORMATION STATEMENT

This Information Statement, which is being mailed to stockholders on or about April 11, 2005, is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, by the management of Auto-Q International, Inc., a Delaware corporation (the "Company"), for use in connection with certain actions to be taken by the written consent of the holders of the majority of the outstanding voting capital stock of the Company. The actions to be taken pursuant to the written consent shall be effective on or about May 2, 2005, twenty days after the mailing of this Information Statement.

            THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
               AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER
                   ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

      NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to the written consent of the holders of the majority of the outstanding voting capital stock of the Company in lieu of a special meeting of the stockholders. The following action will be effective on or about May 2, 2005:

      1. Effect a 1-for-200 reverse stock split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock. There will not be a reduction in authorized shares ("Reverse Stock Split").

      2.    Appoint Gary Stewart and Nori Kaniyama to the board of directors.

      3. Effect an amendment of the Company's Articles of Incorporation changing the name of the Company from "Auto-Q International, Inc." to "Entertainment Is Us, Inc."


                       THE APPROXIMATE DATE OF MAILING OF
                  THIS INFORMATION STATEMENT IS APRIL 11, 2005

      Stockholders of record at the close of business on April 11, 2005 (the "Record Date") are entitled to notice of the action to be effective on or about May 2, 2005. As of the Record Date, our authorized capital consisted of 200,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), of which 158,327,663 were issued and outstanding. Each share of our Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

      Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective until 20 days after the date of this Information Statement is mailed to the stockholders. We anticipate that the actions contemplated by this Information Statement will be effected on or about the close of business on May 2, 2005.

      This Information Statement will serve as written notice to stockholders pursuant to the Delaware General Corporation Law.

      Our stockholders are not entitled to appraisal rights under the Delaware General Corporation Law in connection with the reverse stock split.


                   CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company.

About Our Company

      The Company is headquartered in Strongsville, Ohio, and maintains all business functions in that area. However, on November 30, 2004, the Company entered into a share exchange agreement (the "Exchange Agreement") with Entertainment Is Us, Inc., a Nevada corporation ("EIU") which operates pachinko parlors in Japan. The Exchange Agreement requires that the Company take the steps enumerated in this Information Statement to conclude the proposed transaction at which time the Company will be an operating entertainment company.

How We Are Organized

      Prior to July 30, 2004 Auto-Q International, Inc. (the "Company") developed, supplied and installed mobile data acquisition and vehicle tracking systems using global positioning systems and telematics technology through its wholly owned subsidiary Auto-Q Solutions Limited, Inc. On that date, the Company's Board of Directors decided that it was in the best interest of the shareholders to liquidate Auto-Q Solutions Limited, Inc. ("Solutions").

      On August 6, 2004, the Board of Directors of Solutions authorized BWC Business Solutions, a licensed insolvency firm in the United Kingdom, to call meetings of members and creditors with a view to placing it into creditors voluntary liquidation. The required notices were sent out to creditors of Solutions on August 9, 2004. Such notices required that any creditors provide evidence of their debts on or before September 30, 2004.

      On August 24, 2004, Solutions held a creditors meeting where formal resolutions were passed confirming the voluntary winding up of Solutions and appointing Gary E. Blackburn and David L. Cockshott of BWC Business Solutions as joint liquidators. As a result of the dissolution and liquidation of the Company's only remaining operations, the Company operations are limited to maintaining its corporate and filing status with the State of Delaware and the Securities and Exchange Commission.

      On October 20, 2004, Future Holdings Group Corp. acquired 126,692,000 shares of common stock of the Company from Mr. Robert Manning, Tom Lam, Guy Wormington, Robert Anderson and Anthony Power (collectively, "Shares") pursuant to a stock purchase agreement whereby such sellers collectively received $310,000 for the Shares ("Stock Purchase Agreement"). Future Holdings Group Corp. is organized under the laws of the British Virgin Islands, with offices located at Akara Building - 24 Decastro Street, Wickham's Cay 1, Tortola, BVI. Alastair McRae is the sole officer, director and shareholder of Future Holdings Group Corp. The Shares equal 80.11 percent of the total number of shares of the Company issued and outstanding. No other shareholders hold more than 5% of the outstanding shares of the Company.

      Also on October 20, 2004, pursuant to the Stock Purchase Agreement, Messrs. Tom Lam and David Hope resigned from the Company's Board of Directors and in all officer capacities.

      On November 24, 2004, Mr. Paul Spetch nominated Dr. David F. Hostelley to the Company's Board. Dr. Hostelley remains as the Company sole officer and director.

      On December 1, 2004, the Company entered into an agreement with EIU, to issue after the Company has completed a 1-for-200 reverse stock split, 100,000,000 shares of its common stock, in the aggregate, to: (i) the shareholders of EIU; (ii) Mr. Roger Charles Davis; and (iii) General Corporate Services S.A., in exchange for all of the issued and outstanding shares of EIU ("Exchange Agreement"). As a result, upon completion of the proposed exchange transaction EIU shall become wholly owned subsidiary of the Company.

      About EIU

      EIU, is an entertainment company that operates Pachinko parlors in Japan through its subsidiary, Sunkyo Co. Ltd. ("Sunkyo"). EIU owns 98.3% of Sunkyo and Sunkyo is EIU's sole asset.

      Sunkyo Co. Ltd.

      Sunkyo owns and operates five Pachinko gaming establishments. Pachinko, is a form of pinball and is one of the most popular games Japan. Sunkyo's chairman is Noriyuki Kanayama

      History of Sunkyo Co. Ltd.

      The head office of Sunkyo is situated in Shizuoka city. Sunkyo was founded by Santoku Kanayama in 1949 as "Ginza Kaikan" a private company owned by Kanayama family which operated a Pachinko parlor. In 1977, Sunkyo Co. Ltd. was founded to operate in the real estate business formally. Sunkyo was consolidated with EIU through a reverse merger in February, 2004, and became a subsidiary of EIU.

      The current situation of Sunkyo Co. Ltd.

      Sunkyo owns five Pachinko parlors, and in addition, operates a real state business. The lands and building for the Pachinko parlors are all its properties. Noriyuki Kanayama the CEO succeeded the business from the founder, Santoku Kanayama and worked hard on the transparent accounting and managerial shakeup, and accomplished a profitable Pachinko Parlor operation. At the same time, he entered a real estate business seriously, and turned it into a highly profitable business.

      In addition to Sunkyo, Kanayama family owns Ginza Kaikan, a private limited company, which operates four Pachinko parlors and a real estate business.

      Corporate profile of Sunkyo Co. Ltd.

      Head office: 2-8 Konya-cho, Shizuoka-shi, Shizuoka-ken

      Chief Executive Officer: Noriyuki Kanayama

      Shareholders: Entertainment-is-us 98.3%

      Ginza Kaikan 1.7

      Capital: 10 million Japanese Yen

      Number of employees: 73

      Founded: June 1, 1977

      Percentage of the sales in each business: Pachinko parlors 97%, Real estate 3%

      Summary of the Pachinko parlors business

      Kanayama family owns nine Pachinko parlors in total; five parlors operated by Sunkyo Co. Ltd. and four parlors operated by Ginza Kaikan. All parlors have same name, Ginza. They are situated in downtown Shizuoka city, which is a key area of the city. This is a Sunkyo's core competence.

      In aggregate, the parlors have installed about 4,000 Pachinko machines, approximately 2,600 machines in the parlors operated by Sunkyo Co. Ltd., and the remainder in the parlors operated by Ginza Kaikan. Of these machines, approximately 65% are Pachinko machines and 35% are Pachi slot machines.

      Summary of the real estate business

      Sunkyo Co. Ltd. owns the land and buildings of the Pachinko parlors, two commercial buildings, one building that holds 30 one-room condominiums and 15 parking lots in Shizuoka city. Market For Common Equity And Other Stockholder Matters

      Our common stock is trading on the OTC Bulletin Board under the symbol "AUTQ".

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

      The Board of Directors of the Company (the "Board") believed that it was in the best interests of the Company and the stockholders of the Company to enter into the Exchange Agreement. Pursuant to the terms of the Exchange Agreement, it is necessary to change the capital structure of the Company, through the reverse stock split and to appoint new members to the board of directors.


                               ACTIONS TO BE TAKEN

      This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the holders of the majority of the outstanding voting capital stock of the Company.

                  DECREASE THE NUMBER OF ISSUED AND OUTSTANDING
                           SHARES OF OUR COMMON STOCK


General

      The Board approved resolutions to effect a one-for-two hundred reverse stock split. Under this reverse stock split each two hundred shares of our Common Stock will be converted automatically into one share of Common Stock. To avoid the issuance of fractional shares of Common Stock, the Company will issue an additional share to all holders of a fractional share. The effective date of the reverse stock split will be May 2, 2005.

      PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

Material Effects of the Reverse Stock Split

      Pursuant to the terms of the Exchange Agreement, the Company agreed to recapitalize itself by performing a reverse stock split and to issue a significant number of shares to the shareholders of Entertainment Is Us, Inc.

      The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our stockholders owning a fractional share. In lieu of issuing fractional shares, one share will be issued to all holders of a fractional share.

      The principal effect of the reverse split will be that the number of shares of Common Stock issued and outstanding will be reduced from 158,327,663 shares as of March 15, 2005 to approximately 791,638 shares on May 2, 2005. The number of authorized shares of Common Stock will not be affected.

      The reverse split will not affect the par value of our Common Stock. As a result, on the effective date of the reverse split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to up to 1/200 of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

      The reverse split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to the cancellation of fractional shares. The Common Stock issued pursuant to the reverse split will remain fully paid and non-assessable. The reverse split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

      Stockholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by two hundred) and will be significantly diluted as a result of the issuances contemplated in the Exchange Agreement.

Procedure for Exchange of Stock Certificates

      The reverse split will become effective on May 2, 2005, which we will refer to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

      Our transfer agent, Interwest Transfer Company, Inc., will act as exchange agent for purposes of implementing the exchange of stock certificates and payment of fractional share interests. We refer to such person as the "exchange agent." Holders of pre-reverse split shares are asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in the letter of transmittal enclosed with this Information Statement. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal.

      Our stockholders are not entitled to appraisal rights under the Delaware General Corporation Law in connection with the reverse stock split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

Fractional Shares

      We will not issue fractional certificates for post-reverse split shares in connection with the reverse split. Instead, an additional share shall be issued to all holders in lieu of fractional shares.

Summary of Reverse Stock Split

Below is a brief summary of the reverse stock split:

      o The issued and outstanding Common Stock shall be reduced on the basis of one post-split share of the Common Stock for every two hundred pre-split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

      o Stockholders of record of the Common Stock as of May 2, 2005 shall have their total shares reduced on the basis of one post-split share of Common Stock for every 200 pre-split shares outstanding.

      o As a result of the reduction of the Common Stock the pre-split total of issued and outstanding shares of 158,327,663 shall be consolidated to a total of approximately 791,639 issued and outstanding shares (depending on the number shares issued in lieu of fractional shares).

      o The Company's authorized number of shares of common stock shall remain at 200,000,000 shares of the Common Stock.

This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting capital stock of the Company.

                             PROPOSED NEW DIRECTORS
Nominees

The following two individuals shall be appointed to the board of directors upon the closing of the Exchange Transaction. Each are to be elected at that time and each to hold office until the next annual meeting and until his successor is elected and qualified.

The following further sets forth certain information furnished to the Company regarding the persons who are nominees for the election as directors of the Company.

Mr. Gary Stewart

Mr. Stewart has been a Solicitor of the Supreme Court of New South Wales, Australia since 1985. Since 2001, Mr. Stewart has been the owner and operator of Chinatown Cellar, a liquor store and Finders Wines, a distribution company, and since 2004, he has been the owner and operator of the Iron Duke Hotel, a hotel and gaming venue.

Mr. Noriyuki Kaniyama

Mr. Kaniyama joined the Sunkyo Corporation in 1993 and has served as the Chief Executive Officer of Sunkyo Corporation since 1996. Prior thereto, from 1988 to 1993, Mr. Kaniyama worked as a consultant for a number of real estate investors located in Beverley Hills, California, U.S.A.


                            CHANGE OF COMPANY'S NAME

      In addition to the aforementioned actions the Company shall change its name from "Auto-Q International, Inc." to "Entertainment Is Us, Inc." and amend its Articles of Incorporation accordingly.

      The proposed Amendment to the Articles of Incorporation, attached hereto as Appendix A, will become effective when they are filed with the Delaware Secretary of State. We anticipate that such filing will occur twenty (20) days after this Definitive Information Statement is first mailed to shareholders.

DESCRIPTION OF SECURITIES

      The following is a summary description of our capital stock and certain provisions of our articles of incorporation and by-laws, copies of which have been incorporated by reference as exhibits to the registration statement of which this prospectus forms a part. The following discussion is qualified in its entirety by reference to such exhibits.

General

      Our authorized capital stock consists of 200,000,000 shares of common stock, par value $.001 per share. Common Stock

      The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Our articles of incorporation and by-laws do not provide for cumulative voting rights in the election of directors. Accordingly, holders of a majority of the shares of our common stock entitled to vote in any election of directors may elect all of our directors standing for election. Holders of our common stock are entitled to receive ratably such dividends as may be declared by the Board out of funds legally available therefor. In the event of our liquidation, dissolution or winding up, holders of common stock are entitled to share ratably in the assets remaining after payment of liabilities. Holders of common stock have no preemptive, conversion or redemption rights. All of the outstanding shares of common stock are fully-paid and non-assessable.

                                   MANAGEMENT

Directors and Executive Officers

      The following sets forth the age and position held by our directors and sole executive officer as of the date of this information statement:

Name                       Age    Positions and Offices Held
-----                      ----   --------------------------

Dr. David F. Hostelley      64    President, Chief Financial Officer and
                                  Chairman of the Board

Please see the section entitled "Proposed New Directors" for summary information about each person nominated to the Company's Board.


                                BOARD COMMITTEES

Our Board has established no committees.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the "Commission") initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other equity securities of the Company on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, all of the Company's executive officers, directors and greater than 10% beneficial owners of its common Stock, have complied with Section 16(a) filing requirements applicable to them during the Company's most recent fiscal year.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The table below sets forth, as of March 29, 2005, the Record Date, the shares of our voting capital stock beneficially owned by each person, including management, known to us to be the beneficial owner of more than 5% of the outstanding shares of common stock.

      All persons named in the table have the sole voting and dispositive power, unless otherwise indicated, with respect to common stock beneficially owned. Beneficial ownership of shares of common stock that are acquirable within 60 days upon the exercise or conversion of convertible securities are listed separately, and for each person named in the table, the calculation of percent of class gives effect to those acquirable shares.

Title of Class            Name of Beneficial Owner     Shares of Common Stock      Percent of Class
Common                    Future Holdings Group Inc.          126,692,000               80.2%

Common                    Dr. David F. Hostelley                   20,000                   *




Directors and Officers
as a group                                                         20,000                   *
*less than 1%


                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Under the Delaware General Corporate Laws ("DGCL"), the certificate of incorporation may contain limits on a director's liability to the corporation or its stockholders for money damages for breach of fiduciary duty. The DGCL does not permit any limitation of a director's liability where: (1) a director breached the duty of loyalty to the corporation or its stockholders; (2) a director's acts or omissions were not in good faith or involved intentional misconduct or a knowing violation of law; (3) a director received an improper personal benefit from a transaction involving the corporation; or (4) a director authorized an unlawful dividend or stock repurchase or redemption. The Company's articles of Incorporation limit the liability of its directors to the Company and its stockholders as fully as the DGCL allows.

      Indemnification of Directors and Officers; Insurance

      The DGCL permits a corporation to indemnify its directors and officers for acts or omissions in an official capacity and to purchase insurance on behalf of such directors and officers against the costs and liabilities of acting or failing to act in an official capacity. The Company currently provides indemnification for officers and directors but does not provide insurance on behalf of directors and officers for liability in any such capacity. The Company's Certificate of Incorporation and By-laws provide for indemnification, and for the authority of the Company to obtain insurance on behalf of its directors and officers for liability in any such capacity, as fully as the DGCL allows.

      The DGCL allows a corporation to indemnify -- that is, to make whole -- any person who is or was a director or officer of the corporation if that person is held liable or incurs costs for acts or omissions in an official capacity. In addition to covering court judgments, out-of-court settlements, fines, and penalties, the DGCL also allows the corporation, with specified qualifications, to advance certain reasonable expenses incurred and to reimburse such expenses after they are incurred. The right to indemnification under the DGCL does not normally exclude other rights of recovery the indemnified person may have.

      Additionally, the DGCL permits a corporation to purchase insurance for its directors and officers against some or all of the costs of such indemnification or against liabilities arising from acts or omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities.

      Unless the court determines otherwise, the DGCL does not permit indemnification of a director or officer if a court finds the person liable to the corporation itself. In addition, the DGCL generally requires that the director or officer must have acted in good faith and in a manner he or she reasonably believed was consistent with (or not opposed to) the best interests of the corporation.

      The Company's Certificate of Incorporation By-laws provide for indemnification, and for the authority of the Company to obtain insurance on behalf of its directors and officers against costs and liabilities of acting or failing to act in an official capacity, as fully as the DGCL allows.

      Transactions with Interested Directors

      Generally, the DGCL contains provisions for approving transactions between a corporation and one of its directors that involve disclosure of such director's interest in the transaction and approval by either the disinterested directors or stockholders in specified circumstances.

      The DGCL provides that no transaction between a corporation and any of its directors is void or voidable solely because such director is present at or participates in the meeting where such transaction is considered or because that director's vote is counted if: (1) the material facts of that director's interest in the transaction are known to the board of directors and a majority of the disinterested directors votes in good faith to authorize the transaction; or (2) that director's interest in the transaction is disclosed to stockholders and the stockholders in good faith approve the transaction.


CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

      This Information Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to matters described in this Information Statement and matters described in "Note on Forward-Looking Statements" in our Annual Report on Form 10-KSB for the year ended September 30, 2004 and our Quarterly Report on Form 10-QSB for the first quarter of fiscal year 2005. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

                             ADDITIONAL INFORMATION

      If you have any questions about the actions described above, you may contact Rubin, Bailin, Ortoli LLP, 405 Park Avenue, New York, New York 10022
Attn: William S. Rosenstadt.

      We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

      We filed our annual report for the fiscal year ended September 30, 2004 on Form 10-KSB, the quarterly reports on Forms 10-QSB for the first quarter of fiscal year 2004 and a current report on Form 8-K with the SEC. A copy of any of those reports (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any stockholder to Rubin, Bailin, Ortoli LLP, 405 Park Avenue, New York, New York 10022 Attn: William S. Rosenstadt. Copies of all exhibits to any of the reports are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

                      INFORMATION INCORPORATED BY REFERENCE

      The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004; Quarterly Report on Form 10-QSB for the quarter ended December 31, 2004; and Current Report on Form 8-K filed filed on January 10, 2005.

      All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein, including the aforementioned reports.

      Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

      This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

                      DISTRIBUTION OF INFORMATION STATEMENT

      The cost of distributing this Information Statement has been borne by us and certain stockholders that consented to the action taken herein. The distribution will be made by mail.

      Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

                                    By Order of the Board of Directors

                                    /s/ Dr. David F. Hostelley
                                    --------------------------
                                    Dr. David F. Hostelley, Director
April 11, 2005
Strongsville, Ohio

                                    EXHIBIT A
                     AMENDMENT TO ARTICLES OF INCORPORATION

                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Auto-Q International, Inc resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED: that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "1" so that, as amended, said Article shall be and read as follows:

"1. Name. The name of the corporation is Entertainment Is Us, Inc. (the "Corporation")."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 11th day of April, 2005.

                                           By: Dr. David F. Hostelley

                                           Title: President and Chairman

                                           Name: Dr. David F. Hostelley